Exhibit 99.1

New Quantum Holdings Pty Ltd., a Cutting-Edge Wealth Management Platform, with Proprietary Fintech as a Service Technology, Plans to Become Public via a Business Combination with Nasdaq-listed Canna-Global Acquisition Corp.

~ Transaction values New Quantum Holdings at pro forma enterprise value of $800 million ~

~ New Quantum’s state-of-the-art platform is based on its proprietary Fintech as a Service (“FaaS”) technology ~

~ New Quantum’s scalable AI-based platform manages investment portfolios efficiently for the financial services industry ~

~ The global asset management industry hit a high-water mark of $126 trillion of assets under management (AUM), up from 23 percent a decade ago, that is expected to grow to $145 trillion by 2025 ~

~ New Quantum CEO, Jong Chung, will continue to lead the company ~

~ Business combination expected to close in the second half of 2023 ~

New York, June 15, 2023 - Canna-Global Acquisition Corp (“Canna-Global”) (NASDAQ:CNGL), a special purpose acquisition company, today announced the signing of a definitive Bid Implementation and Business Acquisition Agreement with Sydney-based New Quantum Holdings Pty Ltd. (“New Quantum”), a provider of cutting-edge wealth management all-in-one Fintech as a Service (FaaS), that will result in New Quantum becoming a wholly-owned subsidiary of Canna-Global, which is expected to be listed on the Nasdaq Global Market under the ticker symbol “NQH.”

The business combination transaction reflects an estimated proforma enterprise value of New Quantum at US$800 million and follows New Quantum’s recent acquisition of a majority interest in Morrison Securities from the ASX-listed Sequoia Financial Group for $A40.5 million. New Quantum intends to add technology solutions to the Morrison Securities marketplace to enhance the user experience. The combined entities have, in addition to a leading technology platform, AUD $20 billion of committed funds under management, and a qualified additional pipeline of AUD $80 billion.

FaaS technology is a business model that enables companies to outsource financial technology (fintech) services to a third-party provider. This model provides companies with a more flexible and cost-effective way to access fintech services and improve their financial operations. New Quantum’s technology manages investment portfolios efficiently for the financial services industry.

In connection with the proposed transaction, Canna-Global intends to file relevant materials with the United States Securities and Exchange Commission (SEC) including a registration statement on Form S-4, which will include a proxy statement/prospectus, and other documents regarding the proposed transaction, which is expected to close by the fourth quarter of 2023. The completion of the Bid Implementation also requires approval from the Australian Securities and Investments Commission (“ASIC”), which the parties hope to finalize in July 2023.

New Quantum CEO, Jong Chung, remarked that this transaction will unleash significant value for both companies by allowing New Quantum to offer its all-in-one FaaS in the abundant US market, as well as providing another avenue to the Middle East and Asian markets. Mr. Chung added, “When we acquired 80% of Morrison Securities, it not only confirmed our leadership position in the Australian wealth management fintech industry, but also provided us with the springboard to rapidly scale up. By merging with Canna-Global we’re realizing our ambition to be a significant global player in the fintech industry by having the foundation for measured growth that optimizes client services and support.”

Beaconsfield Capital Management co-founder and CIO, Shantanu Jha, who was an early investor in New Quantum, announced that “We are very pleased to see New Quantum, and its redoubtable financial technology platform, earn a place on the Nasdaq. We hope to continue guiding New Quantum in the financing of both its market leading technology and its acquisition of leading financial services firms in Australia and Asia.

According to a Forbes Magazine November 2022 article, the global wealth management industry is estimated to hold $103 trillion in assets under management (AUM), making it an enormous industry with AUM expected to grow to $145 trillion by 2025. North America remains at the top of geographical rankings with the highest growth in revenues and AUM, and revenues reaching a record $526 billion.

J. Gerald (“Gerry”) Combs, CEO of Canna-Global Acquisition Corp, remarked that “New Quantum is a pioneer with its proprietary Fintech as a service technology platform. We are proud to merge with a technology company that is already high growth, with strong gross margins, and attractive recurring revenue streams. The Nasdaq is the right home for New Quantum and is in line with its growth plans in the USA. Access to public markets will accelerate New Quantum’s ability to drive growth and innovation in an industry ripe for disruption.”

“New Quantum’s operating system for financial services firms, combined with the venerable and diverse financial infrastructure of the newly acquired Morrison, exemplifies our belief in vertically integrated business models that can internalize the value created by the underlying technological automation,” said New Quantum CEO, Mr. Jung.

Upon the closing of the transaction, New Quantum will continue to be led by its CEO, Mr Jong Chung, an experienced senior corporate executive has been operating companies for more than 25 years. He has experience across a variety of industries and a wealth of knowledge of accounting and wealth management.

About New Quantum Holdings Pty Ltd.

New Quantum Holding Pty Ltd. provides global unified fintech as a service (FaaS), delivering a fully integrated digital platform for wealth managers, family offices, governments, asset managers, fintech businesses, and financial advisors.

About Canna-Global Acquisition Corp

Canna-Global Acquisition Corp is a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities. In December 2021, Canna-Global consummated an initial public offering of its units, with each unit consisting of one share of Class A Common Stock and one redeemable warrant. Each warrant entitles its holder to purchase one share of Class A Common Stock at a price of $11.50 per share. Canna-Global is excited to focus on New Quantum, an emerging technology company in Australia. EF Hutton, division of Benchmark Investments LLC, served as the sole book-running manager of Canna-Global’s initial public offering.

Transaction Overview

Under the terms of the proposed transaction, New Quantum will combine with Canna-Global and become a publicly traded entity. The transaction reflects an estimated proforma enterprise value for New Quantum of $800 million.

Although the Boards of both New Quantum and Canna-Global have unanimously approved the transaction, the transaction remains subject to the approval of Canna-Global stockholders and other customary closing conditions.

Additional information about the proposed transaction, including a copy of the Bid Implementation and Business Combination Agreement will be available in a current report filed by Canna-Global on Form 8-K with the U.S. Securities and Exchange Commission (“SEC”), which may be found at www.sec.gov.

Advisors

Rimon PC is servicing as United States legal counsel to Canna-Global Acquisition Corp. K&L Gates (Australia) is serving as Australian legal counsel to New Quantum.

ARC Group Ltd. is serving as exclusive financial advisor to Canna-Global. EF Hutton, division of Benchmark Investments, LLC, is serving as Capital Markets Advisor.

Non-GAAP Financial Measures

This press release includes certain non-GAAP financial measures that are not prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) and that may be different from non-GAAP financial measures used by other companies. Canna-Global and New Quantum believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends of New Quantum. These non-GAAP measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. Additionally, to the extent that forward-looking non-GAAP financial measures are provided, they are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation.

Important Information About the Proposed Business Combination and Where to Find It

For additional information on the proposed transaction, see Canna-Global’s Current Report on Form 8-K, which will be filed concurrently with this press release. In connection with the proposed transaction, Canna-Global intends to file relevant materials with the SEC, including a registration statement on Form S-4, which will include a proxy statement/prospectus, and other documents regarding the proposed transaction. Canna-Global’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement and documents incorporated by reference therein filed in connection with the proposed business combination, as these materials will contain important information about New Quantum and Canna-Global and the proposed business combination. Promptly after the Form S-4 is declared effective by the SEC, Canna-Global will mail the definitive proxy statement/prospectus and a proxy card to each shareholder entitled to vote at the meeting relating to the approval of the business combination and other proposals set forth in the proxy statement/prospectus. Before making any voting or investment decision, investors and shareholders of Canna-Global are urged to carefully read the entire registration statement and proxy statement/prospectus, when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. The documents filed by Canna-Global with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov, or by directing a request to Canna-Global, 4640 Admiralty Way, Suite 500, Marina Del Rey, California 90292.

Participants in the Solicitation

Canna-Global, Canna-Global LLC (Canna-Global’s sponsor) and New Quantum and their respective directors and officers and other members of management and employees may be deemed participants in the solicitation of proxies in connection with the proposed Business Combination. Canna-Global stockholders and other interested persons may obtain, without charge, more detailed information regarding directors and officers of Canna-Global in the final prospectus of Canna-Global filed with the SEC on November 29, 2021, the Registration Statement and other relevant materials filed with the SEC in connection with the proposed Business Combination when they become available. These documents can be obtained free of charge from the sources indicated above.

Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests is included in the proxy statement/prospectus filed with the SEC on Form S-4. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this press release constitute “forward-looking statements” within the meaning of federal securities laws. Forward-looking statements may include, but are not limited to, statements with respect to (i) trends in the financial advisory industry, including changes in demand and supply related to New Quantum’s products and services; (ii) New Quantum’s growth prospects and New Quantum’s market size; (iii) New Quantum’s projected financial and operational performance including relative to its competitors; (iv) new product and service offerings New Quantum may introduce in the future; (v) the potential transaction, including the implied enterprise value, the expected post-closing ownership structure and the likelihood and ability of the parties to consummate the potential transaction successfully; (vi) the risk the proposed business combination may not be completed in a timely manner or at all, which may adversely affect the price of Canna-Global securities; (vii) the failure to satisfy the conditions to the consummation of the proposed business combination, including the approval of the proposed business combination by the shareholders of Canna-Global; (viii) the effect of the announcement or pendency of the proposed business combination on Canna-Global’s or New Quantum’s business relationships, performance and business generally; (ix) the outcome of any legal proceedings that may be instituted against Canna-Global or New Quantum related to the proposed business combination or any agreement related thereto; (x) the ability to maintain the listing of Canna-Global on Nasdaq; (xi) the price of Canna-Global’s securities, including volatility resulting from changes in the competitive and regulated industry in which New Quantum operates, variations in performance across competitors, changes in laws and regulations affecting New Quantum’s business and changes in the combined capital structure; (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed business combination and identify and realize additional opportunities; and (xiii) other statements regarding Canna-Global’s or New Quantum’s expectations, hopes, beliefs, intentions and strategies regarding the future.

In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “outlook,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject, are subject to risks and uncertainties.

You should carefully consider the risks and uncertainties described in the “Risk Factors” section of Canna-Global’s final prospectus dated November 29, 2021, and filed with the SEC on October 12, 2021 for its initial public offering and, the proxy statement/prospectus relating to this transaction, which is expected to be filed by Canna-Global with the SEC, other documents filed by Canna-Global from time to time with SEC, and any risk factors made available to you in connection with Canna-Global, New Quantum, and the transaction. These forward-looking statements involve a number of risks and uncertainties (some of which are beyond the control of New Quantum and Canna-Global) and other assumptions, that may cause the actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Canna-Global and New Quantum caution that the foregoing list of factors is not exclusive.

No Offer or Solicitation

This press release relates to a proposed business combination between Canna-Global and New Quantum, and does not constitute a proxy statement or solicitation of a proxy and does not constitute an offer to sell or a solicitation of an offer to buy the securities of Canna-Global or New Quantum, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

Canna-Global Contact

Canna-Global Acquisition Corp.

4640 Admiralty Way, Suite 500

Marina Del Rey, California 90292

Attention: J. Gerald Combs, CEO

Email: gerry@gcombs.com

Tel: 917.576.2537

New Quantum Media Contact:

Abbey Minogue, Capital Outcomes

abbey@capitaloutcomes.co

Tel: +61-488 006 979

And:

IR@newquantum.com